UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 21, 2013

ROTOBLOCK CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-51428                        20-08987999

(Commission File Number) (IRS Employer Identification No.)

300 B Street, Santa Rosa, CA 95401

(Address of principal executive offices and zip code)

(707) 578-5220

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

 Item 5.02   Departure of Director or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company announces the resignation of Jie Yin as Chief Operating Officer and as a director, effective March 21, 2013. The Company also announces the resignation of Andrew P. Schneider as Chief Executive Officer, effective March 21, 2013.

Ms. Yin and Mr. Schneider resigned, respectively, for personal reasons and not as a result of any disagreement with the Company’s operations, policies or practices.

The Company has appointed Chien Chih Liu as Interim Chief Executive Officer pending the hiring of a new Chief Executive Officer.

Sig

 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTOBLOCK CORPORATION

Dated: March 21, 2013

By: /s/ Chien Chih Liu

     Chief Executive Officer

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